Exhibit 99.1

Annual Meeting “Expanding Our Reach” April 25, 2017 P EAPACK - G LADSTONE B ANK

The foregoing contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about Management’s view of future interest income and net loans, Man agement’s confidence and strategies and Management’s expectations about new and existing programs and products, investments, relationsh ips , opportunities and market conditions. These statements may be identified by such forward - looking terminology as “expect”, “look”, “believe”, “anticipate”, “may”, or similar statements or variations of such terms. Actual results may differ materially from such forwar d - l ooking statements. Factors that may cause actual results to differ materially from those contemplated by such forward - looking statement s include, but are not limited to those risk factors identified in the Company’s Form 10 - K for the year ended December 31, 2016, in additio n to/which include the following: a) inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; b) the impact of anticipated higher op erating expenses in 2017 and beyond; c) inability to manage our growth; d) inability to successfully integrate our expanded employee bas e; e) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; f) declines in our net interest ma rgin caused by the low interest rate environment and highly competitive market; g) declines in value in our investment portfolio; h) high er than expected increases in our allowance for loan losses; i ) higher than expected increases in loan losses or in the level of nonperforming loans; j) unexpected changes in interest rates; k) an unexpected decline in real estate values within our market areas; l) legislative and regulatory actions (including the impact of the Dodd - Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulation s) subject us to additional regulatory oversight which may result in increased compliance costs; m) successful cyberattacks against our IT inf rastructure and that of our IT providers; n) higher than expected FDIC insurance premiums; o) adverse weather conditions; p) inability to suc ces sfully generate new business in new geographic markets; q) inability to execute upon new business initiatives; r) lack of liquidity to fund o ur various cash obligations; s) reduction in our lower - cost funding sources; t) our inability to adapt to technological changes; u) claims and l itigation pertaining to fiduciary responsibility, environmental laws and other matters; and v) other unexpected material adverse changes in our op era tions or earnings. The Company assumes no responsibility to update such forward - looking statements in the future even if experience shows that the indicated results or events will not be realized. Although we believe that the expectations reflected in the forward - looking statements ar e reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Statement Regarding Forward - Looking Information 2

A year ago, we told you we faced headwinds arising from increased risk management spends, higher FDIC premiums, and the effects of stock market volatility on wealth revenue. We also told you that despite these headwinds, we would continue to create shareholder value. We did so, as 2016 results included record earnings, reflecting double digit growth from 2015’s results. • PGC stock – up 50% . • Growth in net income – up 33% or $6.5 million. • Growth in EPS – up 24% or $0.31. • Wealth assets under administration – grew 11% to $3.7 billion. • Wealth management fee income – comprised 15% of total revenue and contributed significantly to the diversified revenue sources. • Total non - interest income – (including wealth management fee income) comprised approximately 23% of total revenue. • Total assets – grew 15% to $3.9 billion. • Commercial & Industrial (C&I) loans – grew 24% to $637 million. • Multifamily – portfolio managed down from 50% of total loans to 44%, through asset sales and participations totaling $235 million. (Gain on sale $1.2 million.) • Total customer* deposits – grew 19% to $3.1 billion. • Asset quality – metrics continued to be exceptional. • Book value per share – grew 7% to $18.79. • Received first ever bond rating – investment grade from Kroll Bond Rating Agency. • Raised $50 million in subordinated debt – which qualified as regulatory capital. 2016 Highlights *Defined as deposits excluding brokered CDs and brokered “overnight” interest - bearing demand deposits 3

One Year Comparative Stock Price Performance PGC Stock Price Performance vs. NJ Peers 1. NJ Peers defined as commercial banks publicly traded on NASDAQ, NYSE or NYSE MKT that are headquartered in New Jersey Note: Market data as of December 31, 2016 Source: SNL Financial (30%) (20%) (10%) 0% 10% 20% 30% 40% 50% 60% 01/01/16 02/01/16 03/01/16 04/01/16 05/01/16 06/01/16 07/01/16 08/01/16 09/01/16 10/01/16 11/01/16 12/01/16 PGC +49.8% NJ Banks¹ +31.1% 12/31/16 4

PGC Stock Price Performance vs. National Indices (30%) (20%) (10%) 0% 10% 20% 30% 40% 50% 60% 01/01/16 02/01/16 03/01/16 04/01/16 05/01/16 06/01/16 07/01/16 08/01/16 09/01/16 10/01/16 11/01/16 12/01/16 PGC +49.8% NASDAQ Bank +35.0% KBW Nasdaq Bank +25.6% Note: Market data as of December 31, 2016 Source: SNL Financial One Year Comparative Stock Price Performance 12/31/16 5

A high - performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. Our Foundation • Professionalism • Clients First • Compete to Win • Invested in Our Community • One Team Vision Core Principles Integrity / Trust 6

Profitability: Strong EPS Momentum Since Launching our Strategy – Expanding Our Reach $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2013 2014 2015 2016 1.01 1.22 1.29 1.60 1. 2015 includes $2.5MM of non - recurring charges related to the closure of two branches 1 YOY Growth +24.0% 7

Four Year Comparative Stock Price Performance PGC Stock Price Performance vs. NJ Peers and National Indices 1. NJ Peers defined as commercial banks publicly traded on NASDAQ, NYSE or NYSE MKT that are headquartered in New Jersey Note: Market data as of December 31, 2016 Source: SNL Financial (20%) 0% 20% 40% 60% 80% 100% 120% 140% 12/31/12 06/30/13 12/31/13 06/30/14 12/31/14 06/30/15 12/31/15 06/30/16 PGC +119.3% NASDAQ Bank +105.7% KBW Nasdaq Bank +79.0% NJ Banks¹ +50.2% 12/31/16 8

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Drivers for Creating Sustainable Long-Term Shareholder Value

People	• Shared common vision • Very talented team with ties to the market • High levels of motivation and engagement • Act as a single team • Entrepreneurial culture
Market	• We operate in three of the top ten most affluent counties nationwide • New York MSA offers considerable growth opportunity • Large and small banks underserving the wealth related needs in this market
Unique Business Model	• Holistic, "wealth centric", advice-led approach • Private Banker acts as a lead point of contact • "Brand of One" • Fee income growth a key area of focus
Risk Management	• Sophisticated processes to Enterprise Risk, CRE, and balance sheet management • Excellent risk leadership team • Solid governance including Firm and Board Risk Committees
Efficiency, Growth, and Profitability	• Improved operating leverage is delivering positive earnings momentum • People, products, market-depth and superior delivery ensure future growth • Eye toward capitalizing on emerging market opportunities • Nimble and flexible • Enviable revenue mix

9

Douglas L. Kennedy President & Chief Executive Officer 38 years experience; Before joining in 2012, he served as President of the NJ Market for Capital One Bank. He has held key executive level positions and had great success building formidable regional and national specialty banking business at Fleet Bank, Summit Bancorp and Bank of America. He is a current Member of the NJ Chamber of Commerce Board of Directors, Montclair State University Board of Trustees, and Sacred Heart University Board of Trustees. He has served as President of NJ After 3 and as a Board Member of the NJ Bankers Association. John P. Babcock Senior EVP & President of Wealth Management 35 years experience; Prior to joining, he was the managing director in charge of the Northeast Mid - Atlantic region for the HSBC Private Bank and, prior to that, he was the New York Metro Market Executive for U.S. Trust - the largest of U.S. Trust’s 53 markets in the U.S. In these and previous roles over the last 34 years, he has led commercial and wealth management/private bank businesses in New York City and regional markets through mergers, expansions, rapid growth and periods of significant organizational change. Jeffrey J. Carfora, CPA Senior EVP & Chief Financial Officer 36 years experience; Joining as Executive Vice President and CFO in March 2009, he was promoted to Senior Executive Vice President in August 2013. Previously, he was affiliated with Penn Federal Savings Bank, where he joined as CFO and was later promoted to COO, Carteret Bank, and Marine Midland Bank. He began his career in 1980 with PriceWaterhouseCoopers . Finn M. W. Caspersen, Jr. Senior EVP, Chief Strategy Officer & General Counsel 21 years experience; Before j oining in 2004, he worked as a corporate lawyer at Hale and Dorr, as an investment banker at Merrill Lynch and privately in venture capital. He has served as trustee of Cardigan Mountain School, Pomfret School, the Somerset Hills YMCA, the Willowwood Arboretum and the NJ Chapter of the Nature Conservancy. He was a two - term elected member of the Bedminster Township Committee and has also served on the Bedminster Environmental Commission and the Bedminster Land Use Board. Robert A. Plante EVP, Chief Operating Officer 32 years experience; Before joining in 2017, served as executive vice president and chief operations officer/chief information officer at IDB New York, a $9.8 billion commercial bank, where he was a member of the credit risk, market risk and asset liability committees, r esponsible for all back - office support functions including payments, deposits, commercial and residential lending, treasury, custody, commercial cash management and information technology. Experienced Management Team 10

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Market Overview

Market (County)	Branches in Market Total	Branches in Market PGC	Population: Total Population 2017 (Actual)	Population: Change 2010-2017 (%)	Population: Projected Change 2017-2022 (%)	Household Income $100K - $199K: Number (Actual)	Household Income $100K - $199K: % of Total Market	Household Income > $200K: Number (Actual)	Household Income > $200K: % of Total Market	Median HHI: HHI 2017 ($)	Median HHI: Projected Change 2017-2022 (%)	NJ Rank[1]
Markets with PGC Branches												
Hunterdon, NJ	49	4	124,962	(2.64%)	(0.39%)	15,833	34%	9,933	21%	$112,337	6.86%	1
Morris, NJ	221	6	500,642	1.70%	1.40%	59,833	32%	37,127	20%	$105,146	7.10%	3
Somerset, NJ	129	9	335,954	3.87%	2.50%	38,855	32%	25,902	21%	$106,919	8.58%	2
Union, NJ	187	1	560,982	4.56%	2.94%	47,404	24%	24,285	12%	$72,505	8.38%	12
PGC Branch Markets	**586**	**20**	**1,522,540**	**2.83%**	**2.06%**	**161,925**	**30%**	**97,247**	**18%**			
Weighted Avg.: PGC Branch				**2.82%**	**2.01%**					**$105,681**	**8.07%**	
Markets with PGC Private Banking Office Only												
Bergen, NJ	457	-	947,782	4.71%	3.03%	102,822	29%	53,625	15%	$88,821	5.49%	5
Mercer, NJ	143	-	372,157	1.54%	1.27%	34,920	26%	17,689	13%	$76,922	5.63%	10
Aggregate: State of NJ	**3,014**	**20**	**8,999,188**	**2.36%**	**1.82%**	**868,908**	**26%**	**387,608**	**12%**	**$75,854**	**8.08%**	
Aggregate: National		**20**	**325,139,271**	**5.31%**	**3.77%**					**$57,462**	**7.27%**	

1. Rank reflects ranking amongst all New Jersey counties

Note: Data is pro forma for pending acquisitions; weighted average is calculated as the sum of (percent of state/national franchise * demographic item) within each market; banks, thrifts, and savings banks included (retail branches only)

Sources: SNL Financial, Nielsen; as of January 25, 2017

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• Full service banking with every conversation aimed at helping clients create , grow , protect & eventually transition their wealth. • Deep understanding of our clients needs , goals, and aspirations. » It’s about the client; not about us. » Risk management tolerance, time horizon, and other traditional variables are all considered. • Our Strategy is attracting higher value clients. • A Senior Private Banker leads a TEAM to develop and deliver customized solutions. • As One Team , everyone in the Bank helps deliver an exceptional client experience . • Employees are empowered to solve any client service issue. • Our Strategy is an ongoing journey that continually focuses on: » Ensuring our Core Principles are part of our employee culture. » Listening to our clients and consistently delivering the PGB Experience. » Listening to our staff and delivering a best - in - class employee experience. » Continued innovation and differentiation through technology. The Peapack - Gladstone Private Banking Model 12

• Invested $2MM in 2016 to enhance Risk Management practices. • Created a data warehouse containing more than 65,000 data points. • All loan related policies updated during 2016, including review by appropriate third party experts. • Quarterly market analysis provided by third parties for various property types and geographies. • Quarterly portfolio testing. • Third party credit review firm used to monitor and evaluate overall asset quality . • Ongoing third party participations/sales to validate underwriting. Credit Risk Management Update 13

1. Nonperforming loans defined as nonaccrual loans plus loans 90+ days past due 2. Texas Ratio defined as nonaccrual loans plus other real estate owned and loans 90+ day past due as a percentage of the sum of tangible common equity and loan loss reserves Texas Ratio² NPLs¹ / Loans NCOs / Average Loans ALLL / Gross Loans Credit Risk Management - Metrics & Performance 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2012 2013 2014 2015 2016 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2012 2013 2014 2015 2016 0.75% 1.00% 1.25% 1.50% 2012 2013 2014 2015 2016 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2012 2013 2014 2015 2016 0.42% 0.30% 0.23% 0.34% 1.04% 11.34% 4.62% 3.13% 2.45% 3.34% 1.12% 0.98% 0.87% 0.89% 0.97% 0.04% 0.80% 0.06% 0.03% 0.04% 14

• ERM is the leading approach to managing and optimizing risks. This approach enables PGB to determine how much risk is acceptable to our organization. • Risk assessment programs covering operation risk, compliance, business continuity, vendor risks, technology, and regulatory compliance. • ERM embraces education programs that raise awareness of Know Your Customer, Anti - Money Laundering, and Cyber Security. • Quarterly stress testing measures the Bank’s performance under changes to interest rates, property values, and economic conditions. • ERM empowers employees in the identification and management of all types of risk that may adversely impact operations. Enterprise Risk Management Update 15

Robust balance sheet risk management: Capital • Ratios well above well capitalized standards. • Stress test enhanced to bottom up / top down in Q1 2016. • Received first ever bond rating in 2016 – investment grade from Kroll Bond Rating Agency. • Raised $50 million in subordinated debt, which qualified as regulatory capital. Liquidity • $163 million in cash and cash equivalents. • $243 million of unencumbered securities. • Over $1 billion additional borrowing capacity available at the FHLB (plus $632 million at FRB). • Quarterly stress testing. • Net Stable Funding Ratio calculation prepared as a test of the Bank’s own funding strategy and composition; it is not applicable to Bank’s under $250 billion, but if applicable, the Bank’s NSFR is 121% compared to 100% minimum requirement. Interest Rate • In an immediate and sustained 200 basis point increase in market rates at December 31, 2016 modeling results show that net interest income for year 1 would increase approximately 6%, when compared to a flat interest rate scenario. In year 2, this sensitivity improves to an expected increase in net interest income of approximately 8%. • Quarterly stress testing. Capital, Liquidity, & Interest Rate Risk Management 16

• Tighter margins due to a flattening of the yield curve. • Increased regulatory and compliance costs. • Continued migration from “bricks and mortar” to technology based delivery channels. Launched in 2013, “Expanding Our Reach” was Designed to Mitigate Three Headwinds 17

12/31/2012 – 3/31/2017 2 and 10 Year Treasury Yield Curves Note: Market data as of March 31, 2017 Source: SNL Financial 03/31/17 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 12/31/12 09/16/13 06/02/14 02/16/15 11/02/15 07/18/16 2y US T-Note 10y US T-Note 18

Technology has Fundamentally Changed Our Business Fewer transactional clients come to our branches. But clients continue to want information and advice 19

Technology has Created Unprecedented Levels of Strategic Risk Technology has only one job – eliminating jobs! OLD NEW Land Lines Smart Phones Sears, Kmart, Sports Authority Amazon Taxis Uber Hotels AirBNB Travel and meetings Go To, Skype etc US Post Office Email Blockbuster Video Video Streaming 20

“Expanding Our Reach” Addresses Strategic Risk and Positions Us for a Prosperous Future PGB’s Historic Operating Model • Historical Perspective • Transactions • Products/Customers • Advertising • Brick and Mortar • SILO’ s • Single Stress Scenario Plans • Regulatory Constraints • Audit • Job Training/Personnel Dept • Grow Customer Base PGB’s Current Operating Model • Forward Looking • Relationships • Solutions/Clients • Targeted Marketing/Branding • Targeted Multi - channel Delivery • Integrated Organization • Multiple Stress Test Scenarios • Market Opportunities • Integrated ERM • Talent Management • Client Analytics and Profitability 21

Premier Banking Center Morristown, NJ 22

Premier Banking Center Morristown, NJ 23

Premier Banking Center Bernardsville, NJ 24

• $3.7 billion in AUA as of 12/31/16. • Managed AUM inflows totaled $250 million in 2016 with strong end of year pipeline. • Approximately $300 million of traditional bank products (loans, deposits) delivered by Wealth Private Bankers in 2016. • Stage is set for strategic wealth management acquisitions. • Wealth and relationship - based residential lending is a lead product for wealth opportunities ($130 million in loans in 2016, up 140% over 2015). • New institutional focus started in 2016; end of year pipeline greater than $100 million (asset management, treasury management, custody). • Growing internal referrals from Commercial and Retail segments. • Solid and growing referrals from legal/CPA professionals. Central to Our Strategy: Wealth Management 25

Wealth Management Assets Under Admin Wealth Management Fee Income Wealth Management Performance $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 2012 2013 2014 2015 2016 (Dollars in Millions) $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 $3.75 2012 2013 2014 2015 2016 (Dollars in Billions) $12.28 $13.84 $15.24 $17.04 $2.30 $2.69 $2.99 $3.67 $3.32 YOY Growth 7% $18.24 YOY Growth 11% 26

1. Includes SBA Income, SWAP Income, Deposit & Loan Fees, Mortgage Banking, and BOLI Wealth Provides an Enviable Revenue Mix 76.9% 14.6% 7.4% 0.1% 1.0% 78.1% 15.7% 5.7% 0.5% For the Year Ended December 31, 2015 For the Year Ended December 31, 2016 Total Fee Income 21.9% of Total Revenue Total Fee Income 23.1% of Total Revenue Net Interest Income before Provision Wealth Fee Income Fees & Other Income Gain on Sale of Multifamily Loans Gain on Sale of Securities 1 Target 30% - 40% 27

Our Wealth Centered Strategy Is Attracting Higher Value Clients Account Type New Accounts Opened 2013 - 2017 % o f Total Business Legacy Accounts Opened 1921 - 2012 % of Total Business % Increase in Average Account Size Average Deposit $92,637 68% $30,941 32% 199% Average Loan $1,360,487 86% $245,145 14% 455% Average Wealth $1,840,671 48% $1,392,534 52% 32% Total Products 66% Total Products 34% 28

Human Capital Full Time Equivalent (FTE) 290 300 310 320 330 340 350 12/31/2013 12/31/2014 12/31/2015 12/31/2016 326 316 338 306 29

Deposits Per Branch $50 $70 $90 $110 $130 $150 $170 $190 12/31/2012 112/31/2013 12/31/2014 12/31/2015 12/31/2016 (Dollars in Millions) $66 $140 $171 $72 $100 Peer Group Average $69MM 30

Deposits and Loans Per Employee $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 (Dollars in Thousands) Deposits Loans 5,053 7,512 9,289 10,094 4,835 7,357 9,484 9,804 Deposit CAGR 25.9% Loan CAGR 26.6% 31

1. Efficiency ratio is calculated as (total operating expenses, excluding provision for losses on REO) as a percentage of (ne t i nterest income plus noninterest income less, gain on securities and gain on loans held for sale at lower of cost or fair value); See non - GAAP financial measures reconciliation on page 61 2. 2015 Includes $2.5MM of non - recurring charges related to the closure of two branches Net Income / Period End FTE Efficiency Ratio 1 (Dollars in Thousands) Positive Operating Leverage 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% 2013 2014 2015 2016 61% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2013 2014 2015 2016 $28 $49 $63 $78 2 64% 67% 77% 2 32

1. 2015 reflects reported net income and EPS as per 10 - K; includes $2.50 million of pre - tax non - recurring charges related to the closure of two branches Earnings Momentum $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2013 2014 2015 2016 1 Net Income Earnings Per Share $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2013 2014 2015 2016 $9.26 $14.89 $19.97 $26.48 $1.01 $1.22 $1.29 $1.60 1 (Dollars in Millions) YOY Growth +24% YOY Growth +33% 33

Enhanced Returns 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 8.50% 9.00% 9.50% 10.00% 2013 2014 2015 2016 Return on Average Equity (ROAE) Return on Average Assets (ROAA) 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2013 2014 2015 2016 7.37% 7.96% 7.71% 8.92% 0.54% 0.63% 0.64% 0.72% 1. 2015 includes $2.5MM of non - recurring charges related to the closure of two branches 1 1 YOY Growth +13% YOY Growth +16% 34

Note: Gross loans include loans held for sale Loan Growth $0.000 $0.500 $1.000 $1.500 $2.000 $2.500 $3.000 $3.500 2012 2013 2014 2015 2016 $2.997 $2.251 $1.576 $1.153 $3.314 YOY Growth +11% (Dollars in Billions) 35

Loan Composition and Targets 12/31/2012 vs 12/31/2016 Multifamily Commercial & Industrial CRE Resident ial , Consumer & Other 44.1% 16.6% 20.1% 19.2% 14.0% 10.0% 22.4% 53.6% 12/31/2012 12/31/2016 Target: 25% - 35% Target: 30% - 35% Target: 15% - 20% Target: 15% - 25% 36

Multifamily Loans $100 $300 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 2012 2013 2014 2015 2016 (Dollars in Millions) $162 $542 $1,080 $1,499 $1,460 YOY Decline - 3% Note: Multifamily Loans include loans held for sale 50% Total Loans 44% Total Loans 37

Proven track record of providing solid risk - adjusted returns Geographically diversified portfolio – as of December 31, 2016: • New York – 51%; Top Markets – Bronx and Brooklyn • New Jersey – 38%; Top Markets – Essex, Hudson, Passaic • Pennsylvania – 11%; Top Markets – Suburban Philadelphia and Bucks County As of December 31, 2016 • Current balance: $1.46 billion • Active loan participations and loan sales; to date, $501 million sold or participated to approximately 9 institutions • Number of multifamily loans in portfolio: 522 • Average loan size: $2.8 million • Weighted average LTV: approximately 64% • Weighted average DSCR (after underwriting stress): approximately 1.45x • No nonaccruals; no 30 day delinquencies • Generally all “workforce housing” – average rent just over $1,000 • New data warehouse captures 63 data points per loan • Recent stress test applied to Multifamily reveals considerable strength under a variety of adverse scenario’s Why We Like Our Multifamily Portfolio 38

Commercial & Industrial Loans $0 $100 $200 $300 $400 $500 $600 $700 2012 2013 2014 2015 2016 (Dollars in Millions) $115 $132 $309 $513 $637 YOY Growth +24% 39

• Examined by Senior Management mid – 2016. • Detailed research conducted and validated by well - respected industry experts. • Strategy to enter space provides further portfolio diversification with assets generally not susceptible to valuation bubbles. • Provides a better set of structured financing options for our target market. • Fits our Strategy of providing the best solution for clients. • Historical credit losses low. • Recruited a top notch team from Santander to be led by Rob Cobleigh . Equipment Finance 40

$0.000 $0.500 $1.000 $1.500 $2.000 $2.500 $3.000 $3.500 $4.000 2012 2013 2014 2015 2016 $2.935 $2.299 $1.647 $1.516 $3.412 Total Deposits YOY Growth +16% (Dollars in Billions) 41

Total Deposits: $3.412 Billion Total Deposit Base Comparison Non - Interest Bearing Demand Interest Bearing Demand Savings & MMDA Tim e 14.4% 34.2% 35.5% 16.1% 19.6% 45.7% 22.9% 11.8% 12/31/2012 12/31/2016 Total Deposits: $1.516 Billion 42

Despite Transformational Change, We Continue to Enhance the Client Experience Our PGB Experience Score… • Received 1,231 survey responses. • Overall score 52 (national average is 32*); Previous score was 48. • 67% are Promoters: Highly likely to refer PGB. • Primary Reason: Strong relationship with Bankers/Staff. • Clients tell us “the personal touch” is what sets us apart. Our objective is to… • Make it easy to do business with us through a singular, responsive, and accountable Private Banker. • Continually improve the client experience thru enhanced technology and service protocols. • Provide unbiased solutions with our clients’ best interest in mind. • Earn our clients trust – we build, maintain, and manage their financial well - being through a multi - generational approach. • Help clients define and realize their legacy. * Tempkin Group NPS Benchmark Study (Q3 2016). 43

• EPS Growth – High single digit to low double digit EPS growth. • Return on Equity – 10% target run rate by late 2017 / early to mid 2018. • Efficiency Ratio – Targeting low to mid 50’s by early to mid 2018. • Balance Sheet Growth / Loan Growth – 10% to 15% annual balance sheet growth; 12% to 18% annual loan growth. • Loan Mix – Continued diversification into Commercial & Industrial and Wealth relationship based residential lending. Portfolio targets: » C&I (loans and leases): 30% - 35% (19% as of 12/31/2016) » CRE: 15% - 20% (17% as of 12/31/2016) » Multifamily: 25% - 40% (44% as of 12/31/2016) » Residential/Consumer: 15% - 25% (20% as of 12/31/2016) • Revenue Mix – Non - interest income target of 30% - 40%. Organic growth, Wealth M&A plus gains in Treasury Management fees, SBA sales, back to back SWAP fees and loan sales will drive this growth. • Funding – Continued funding from diversified sources. Asset growth to be principally funded by core customer deposits. • Capital – Sufficient for current business; Shelf available for potential opportunities. Financial Targets: 2017 and Beyond 44

Select Financial Highlights Q1 2017 Annual Meeting April 25, 2017 P EAPACK - G LADSTONE B ANK

Wealth Management Fee Income $4.00 $4.10 $4.20 $4.30 $4.40 $4.50 $4.60 $4.70 $4.80 $4.90 $5.00 Q1 2016 Q4 2016 Q1 2017 (in millions) $4.30 $4.61 $4.82 +12% to Q1 2016 46

Wealth Management Assets Under Admin $3.10 $3.20 $3.30 $3.40 $3.50 $3.60 $3.70 $3.80 $3.90 $4.00 Q1 2016 Q4 2016 Q1 2017 (in billions) $3.31 $3.67 $3.76 +14% to Q1 2016 47

Net Interest Income $20.00 $21.00 $22.00 $23.00 $24.00 $25.00 $26.00 $27.00 Q1 2016 Q4 2016 Q1 2017 (in millions) $23.41 $24.58 $25.59 +9% to Q1 2016 48

Total Revenue Diversified Revenue Mix $27.00 $28.00 $29.00 $30.00 $31.00 $32.00 $33.00 $34.00 Q1 2016 Q4 2016 Q1 2017 $29.67 $32.25 $32.61 (in millions) +10% to Q1 2016 49

Efficiency Ratio* 54.00% 56.00% 58.00% 60.00% 62.00% 64.00% 66.00% 68.00% Q1 2016 Q4 2016 Q1 2017 *Calculated as (total operating expenses) as a percentage of (total revenue less gain on sale of securities and less gain on sal e of loans held for sale at lower cost or fair value – i.e., MF loans). See non - GAAP financial measures reconciliation tables on page 61. 59.20% 65.22% 59.45% 50

Net Income $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Q1 2016 Q4 2016 Q1 2017 Q1 2017 (in millions) $5.49 $7.98 $7.31 $7.32 As Adjusted (A) (A) Q1 2017 included $662 thousand income tax expense benefit related to the application of ASU 2016 - 09, compensation – stock co mpensation (topic 718), improvements to employee share - based payment accounting in arriving at income tax expense. This benefitted net income by $662 thousand, EPS by 4 cents, and ROAE by 0.80%. See non - GAAP financial measures reconciliation tables on page 62. +33% to Q1 2016 As Reported 51

Diluted Earnings Per Share $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 Q1 2016 Q4 2016 Q1 2017 Q1 2017 Shares Outstanding for Diluted EPS Q1 2017 17,439,000 Q4 2016 17,070,000 Q1 2016 16,017,000 (A) The quarter ended 03/31/2017 included $662 thousand income tax expense benefit related to the application of ASU 2016 - 09, co mpensation – stock compensation (topic 718), improvements to employee share - based payment accounting in arriving at income tax expense. This benefitted net income by $662 t housand, EPS by 4 cents, and ROAE by 0.80%. See non - GAAP financial measures reconciliation tables on page 62. As Adjusted (A) $0.34 $0.43 $0.46 $0.42 +24% to Q1 2016 As Reported 52

Return on Average Equity 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Q1 2016 Q4 2016 Q1 2017 Q1 2017 7.83% 9.27% 9.62% 8.82% As Adjusted (A) +13% to Q1 2016 (A) The quarter ended 03/31/2017 included $662 thousand income tax expense benefit related to the application of ASU 2016 - 09, co mpensation – stock compensation (topic 718), improvements to employee share - based payment accounting in arriving at income tax expense. This benefitted net income by $662 t housand, EPS by 4 cents, and ROAE by 0.80%. See non - GAAP financial measures reconciliation tables on page 62. As Reported 53

Total Loans* $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Q1 2016 Q4 2016 Q1 2017 (in billions) *Includes Multifamily Loans Held for Sale $3.07 $3.31 $3.44 +12% to Q1 2016 54

Commercial (C&I) Loans $400 $450 $500 $550 $600 $650 $700 $750 Q1 2016 Q4 2016 Q1 2017 (in millions) $555 $637 $688 +24% to Q1 2016 55

Total Deposits $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Q1 2016 Q4 2016 Q1 2017 (in billions) $3.04 $3.41 $3.43 +13% to Q1 2016 56

Non - Performing Assets Ratio 0.20% 0.25% 0.30% 0.35% 0.40% Q1 2016 Q4 2016 Q1 2017 0.23% 0.30% 0.31% (NPAs as a % of Assets) 57

Tangible Book Value Per Share* $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 Q1 2016 Q4 2016 Q1 2017 $17.16 $18.60 $19.22 * Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See non - GAAP financial measures reconciliation table on page 63. +12% to Q1 2016 58

Regulatory Tier I Leverage Ratio (Regulatory Tangible Capital) 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Q1 2016 Q4 2016 Q1 2017 Regulatory Well Capitalized Standard 5.00% Regulatory Adequately Capitalized Standard 4.00% 8.19% 8.35% 8.66% 8.14% 9.31% 9.61% Holding Company Bank 59

8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% Q1 2016 Q4 2016 Q1 2017 Regulatory Well Capitalized Standard 10.00% Regulatory Adequately Capitalized Standard 8.00% 11.57% 13.25% 13.41% 11.50% 12.87% 13.05% Holding Company Bank Regulatory Tier I and II Capital to RWA (Regulatory Total Capital to Risk Weighted Assets) 60

We believe that these non - GAAP financial measures provide information that is important to investors and that is useful in under standing our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures. However, these non - GAAP financ ial measures are supplemental and are not a substitute for an analysis based on GAAP measures. Non - GAAP Financial Measures Reconciliation 1. Efficiency ratio is calculated as (total operating expenses, excluding provision for losses on REO) as a percentage of (ne t i nterest income plus noninterest income less, gain on securities and gain on loans held for sale at lower of cost or fair value). (Dollars in Thousands, Except Per Share Data) As Reported for the: Mar 31, Dec 31, Mar 31, 2016 2016 2017 Net Interest Income $23,410 $24,580 $25,591 Total Other Income 6,263 7,672 7,019 Less: Gain on Loans Held for Sale at lower of cost or fair value 124 353 0 Less: Securities Gains, Net 101 0 0 Total Recurring Revenue 29,448 31,899 32,610 Operating expenses 19,206 18,965 19,304 Total Operating Expenses 19,206 18,965 19,304 Efficiency Ratio 1 65.22% 59.45% 59.20% Three Months Ended 61

We believe that these non - GAAP financial measures provide information that is important to investors and that is useful in under standing our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures. However, these non - GAAP financ ial measures are supplemental and are not a substitute for an analysis based on GAAP measures. Non - GAAP Financial Measures Reconciliation Net income adjusted for income tax benefit related to the adoption of ASU 2016 - 09, compensation - stock compensation, improvements to employee share - based payment accounting. (Dollars in Thousands, Except Per Share Data) As Reported for the: Mar 31, 2017 Mar 31, 2017 Tax Excluding As Reported Benefit Tax Benefit Net Interest Income after provision for loan losses $23,991 $23,991 Total Other Income 7,019 7,019 Total Operating expenses 19,304 19,304 Income before Income Taxes 11,706 11,706 3,724 662 4,386 Income Tax Expense 7,982 (662) 7,320 Weighted average diluted common shares outstanding 17,438,907 17,438,907 17,438,907 Diluted earnings per common share 0.46 (0.04) 0.42 Return on Average Assets (ROAA) 0.82% (0.07%) 0.75% Return on Average Equity (ROAE) 9.62% (0.80%) 8.82% 62

We believe that these non - GAAP financial measures provide information that is important to investors and that is useful in under standing our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures. However, these non - GAAP financ ial measures are supplemental and are not a substitute for an analysis based on GAAP measures. Non - GAAP Financial Measures Reconciliation (Dollars in Thousands, Except Per Share Data) As Reported for the: Mar 31, Dec 31, Mar 31, 2016 2016 2017 Total Shareholder's Equity $283,505 $324,210 $340,928 Less: Goodwill 1,573 1,573 1,573 Less: Other Intangible Assets, net 1,691 1,584 1,553 Tangible Common Equity $280,241 $321,053 $337,802 Period End Shares Outstanding 16,326,840 17,257,995 17,579,274 Tangible Book Value Per Share $17.16 $18.60 $19.22 Three Months Ended 63

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